PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“B SERIES”)
PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated July 9, 2025
to Prospectus dated May 1, 2025

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

Investment Option Update
This Supplement is to inform you that there were changes to a variable investment option available in your Annuity. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available to you.

AST Core Fixed Income Portfolio – Subadvisor Removal
Effective July 1, 2025 (the “Effective Date”), the following revisions were made to the table in “Appendix A – Portfolios Available Under the Annuity” to reflect changes to the Subadvisors for the Portfolio.

Portfolio	Subadvisor Removal
AST Core Fixed Income Portfolio	Western Asset Management Company, LLC Western Asset Management Company Limited

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPINYSUP1